SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):

                                November 13, 1997
               -------------------------------------------------


                               Coffee People, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Oregon                          0-21397              93-1073218
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 (State or other              (Commission File No.)     (IRS Employer
 jurisdiction of                                      Identification No.)
 incorporation)



 15100 SW Koll Parkway,  Suite J,  Beaverton,  Oregon       97006
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:

                        (503) 672-9603
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


ITEM 5.  OTHER EVENTS.

                  On November 13, 1997, Coffee People, Inc., an Oregon corporation (the "Company") entered into a definitive agreement that provides for the combination of the Company with Gloria Jean's Inc., a Delaware corporation and an indirect wholly owned subsidiary of The Second Cup Ltd., a Toronto, Canada-based public company. Gloria Jean's Inc. is a specialty coffee retail company, currently with 272 stores, of which 240 are franchised stores. Gloria Jean's also operates a coffee bean roasting facility in Castroville, California.

                  Pursuant to the definitive agreement, Gloria Jean's will become a wholly owned subsidiary of the Company, and the Company will issue to the Second Cup Inc., a wholly owned subsidiary of The Second Cup Ltd., shares of its common stock representing 69.5 percent of the Company's post-transaction outstanding shares. The percentage of shares to be issued to the Second Cup Ltd. is subject to upward or downward adjustment, as the case may be, based on the financial performance of the Company and Gloria Jean's during the six-month period ending December 31, 1997.

                  The closing of the transaction is subject to certain conditions, including obtaining certain regulatory approvals and obtaining the approval the Company's shareholders. Shareholders representing over 50 percent of the currently outstanding common stock of the Company have agreed to vote in favor of the transaction.

                  The foregoing is a summary of certain terms of the Acquisition Agreement between the Company and The Second Cup Inc. (the "Agreement") and should not be considered a complete description. The foregoing is subject to and qualified in its entirety by the Agreement, a copy of which is attached as an exhibit to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                   2 Acquisition Agreement, dated November 13, 1997, between Coffee People, Inc. and The Second Cup Inc.*

                  99 Press release, dated November 13, 1997, announcing the execution of the
                           Acquisition Agreement


                  * A list of all schedules and exhibits is provided with the Acquisition Agreement. The undersigned Registrant hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to the Assets Purchase Agreement upon request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COFFEE PEOPLE, INC.
                                    (Registrant)



Date: November 20, 1997                 By: /s/ Kenneth B. Ross
-------------------------             --------------------------------
                                        Kenneth B. Ross
                                        Chief Financial Officer

                                  EXHIBIT INDEX
Exhibit No.                                                              Page
-----------                                                              ----

      2        Acquisition Agreement, dated November 13, 1997,
               between Coffee People, Inc. and The Second Cup Inc.         6

      99       Press release, dated November 13, 1997, announcing the
               execution of the Acquisition Agreement                     42